UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 8, 2023
Date of Report (Date of earliest event reported)

QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QCOM	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

QUALCOMM Incorporated (the “Company”) held its 2023 Annual Meeting of Stockholders on March 8, 2023 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered four proposals, each of which is described briefly below and in more detail in the Company’s definitive proxy statement dated January 19, 2023. The final voting results for each proposal are set forth below.

Proposal 1 - Election of Directors.

NOMINEE	FOR	WITHHOLD	ABSTAIN	BROKER NON-VOTES
Sylvia Acevedo	761,478,944	9,738,473	2,107,700	173,168,375
Cristiano R. Amon	768,831,460	2,439,369	2,054,288	173,168,375
Mark Fields	766,465,791	4,664,402	2,194,924	173,168,375
Jeffrey W. Henderson	713,784,006	56,656,835	2,884,276	173,168,375
Gregory N. Johnson	762,995,035	8,123,552	2,206,530	173,168,375
Ann M. Livermore	755,764,623	15,456,773	2,103,721	173,168,375
Mark D. McLaughlin	767,311,269	3,839,706	2,174,142	173,168,375
Jamie S. Miller	766,901,390	4,225,005	2,198,722	173,168,375
Irene B. Rosenfeld	755,508,515	15,535,535	2,281,067	173,168,375
Kornelis (Neil) Smit	764,686,753	6,429,791	2,208,573	173,168,375
Jean-Pascal Tricoire	758,162,500	12,441,684	2,720,933	173,168,375
Anthony J. Vinciquerra	746,531,864	24,462,064	2,331,189	173,168,375

Each of the foregoing nominees was elected and each received affirmative votes from more than a majority of the votes cast.

Proposal 2 - Ratification of the selection of PricewaterhouseCoopers LLP as our independent public accountants for our fiscal year ending September 24, 2023.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
899,083,778	44,840,243	2,569,471	0

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing proposal was approved.

Proposal 3 – Approval of the QUALCOMM Incorporated 2023 Long-Term Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
685,100,613	85,262,521	2,961,983	173,168,375

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing proposal was approved.

Proposal 4 – Approval, on an advisory basis, of the compensation of our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
730,270,002	38,410,443	4,644,672	173,168,375

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date:	March 9, 2023	By:	/s/ Ann Chaplin
Ann Chaplin
General Counsel and Corporate Secretary